NTN COMMUNICATIONS, INC.

                             SUBSCRIPTION AGREEMENT

JANUARY 13, 2003

TO EACH OF THE SUBSCRIBERS
WHO ARE SIGNATORIES HERETO

Ladies and Gentlemen:

      NTN Communications, Inc., a Delaware corporation (the "COMPANY"), hereby agrees with each of you as follows:

1.    AUTHORIZATION OF SALE OF THE SECURITIES

      The Company has authorized the sale and issuance of up to 1,000,000 units (the "UNITS"; each Unit consisting of one share of the Company's common stock, par value $0.005, and one-half of a warrant to purchase one share of the Company's common stock) as described in the Confidential Private Placement Memorandum dated June 2002 (including all attachments thereto and incorporating all SEC filings described in Section 4.3 since the date thereof, the "MEMORANDUM") and subsequent short form term sheet dated December 26, 2002. The shares of the Company's common stock sold hereunder shall be referred to herein as the "SHARES," the Company's warrants sold hereunder shall be referred to herein as the "WARRANTS," and the shares of the Company's common stock underlying the Warrants shall be referred to herein as the "WARRANT SHARES." A form of the Warrant is attached as APPENDIX I hereto.

2.    AGREEMENT TO SELL AND PURCHASE THE UNITS

      2.1 SALE OF UNITS. Subject to the terms of this Subscription Agreement (this "AGREEMENT"), at the Closing (as defined in Section 3.1 hereof), the Company agrees to sell to each purchaser of Units who has executed a counterpart execution page to this Agreement (each an "SUBSCRIBER"), and each Subscriber agrees to purchase from the Company, the aggregate number of Units set forth above such Subscriber's signature on the counterpart execution page hereof, at a purchase price per Unit equal to $1.00.

      2.2 SEPARATE AGREEMENT. Each Subscriber shall severally, and not jointly, be liable for only the purchase of the Units that appears above such Subscriber's signature and that relates to such Subscriber. The Company's agreement with each Subscriber is a separate agreement, and the sale of Units to each Subscriber is a separate sale. The obligations of each Subscriber hereunder are expressly not conditioned on the purchase by any or all of the other Subscribers of the Units such other Subscribers have agreed to purchase.

      2.3 ACCEPTANCE OF PROPOSED PURCHASE OF UNITS. Each Subscriber understands and agrees that the Company, in its sole discretion, reserve the right to accept or reject, in whole or in part, any proposed purchase of Units. The Company shall have no obligation hereunder with respect to any Subscriber until the Company shall execute and deliver to such Subscriber an executed copy of this Agreement. If this Agreement is not executed and delivered by the Company or the offering is terminated, this Agreement shall be of no further force and effect.

3.    CLOSING AND DELIVERY

      3.1 CLOSING. The closing of the purchase and sale of the Units pursuant to this Agreement (the "CLOSING") shall be held as soon as practicable after the satisfaction or waiver of all other conditions to Closing set forth in Sections 6 and 7 hereof, at the offices of O'Melveny & Myers LLP, located at 400 South Hope Street, Los Angeles, California, or on such other date and place as may be agreed to by the Company and the Subscribers. Prior to the Closing, each Subscriber shall execute any related agreements or other documents required to be executed hereunder.

      3.2 DELIVERY OF THE CERTIFICATES AND WARRANTS AT THE CLOSING. At the Closing, the Company shall deliver to each Subscriber stock certificates and warrants registered in the name of such Subscriber, or in such nominee name as designated by such Subscriber, representing the Units to be purchased by such Subscriber at the Closing as set forth in the Schedule of Subscribers against payment of the purchase price for such Units. The name in which the stock certificates are to be issued to each Subscriber are set forth in the Subscriber's counterpart execution page hereto, as completed by each Subscriber.

      3.3 PAYMENT OF PURCHASE PRICE. At the Closing, each Subscriber shall make payment of the purchase price for the Units purchased by such Subscriber by check payable to the Company or wire transfer to an account specified by the Company.

4     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

      The Company hereby represents and warrants as of the date hereof to, and covenants with, the Subscribers as follows:

      4.1 ORGANIZATION; STANDING; PERMITS. The Company and each of its subsidiaries is duly incorporated and validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full corporate power and corporate authority to own, lease and operate its properties and conduct its current business as described in the Memorandum; the Company and each of its subsidiaries is duly qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing is not reasonably likely to have a material adverse effect on the condition (financial or otherwise), operations, business or business prospects of the Company and each of its subsidiaries (hereinafter, a "MATERIAL ADVERSE EFFECT"); no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; except as described in the Memorandum, the Company and each of its subsidiaries is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from federal, state and other regulatory authorities except where the failure to possess or be in compliance with any of the foregoing is


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

not reasonably likely to have a Material Adverse Effect, all of which are valid and in full force and effect.

      4.2 CORPORATE POWER; AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The Company has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby and thereby. This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by each of the other parties thereto, is a valid and binding agreement on the part of the Company, enforceable in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The making, execution and performance of this Agreement by the Company and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which its properties may be bound, (ii) the certificates of incorporation or bylaws of the Company or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties, except for any conflict, breach, violation or default which is not reasonably likely to have a Material Adverse Effect.

      4.3 SEC FILINGS; MEMORANDUM; FINANCIAL STATEMENTS. The Company has not distributed any offering material in connection with the offering of the Units other than the Memorandum. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission ("SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), during the twelve (12) months preceding the date of this Agreement. As of their respective filing dates (or, if amended, when amended), the documents filed by the Company with the SEC referenced in the Memorandum complied with the requirements of the Exchange Act. The Company satisfies the registrant requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Memorandum did not contain any untrue statement of a material fact or omit to state material facts required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the documents filed by the Company with the SEC and referenced in the Memorandum (the "FINANCIAL STATEMENTS") comply in all respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") and fairly present the financial position of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments and the absence of complete footnotes). Except as and to the extent reflected in the Financial Statements, the Company did not have, as of the date of the Financial Statements, any liabilities or obligations (other than obligations of continued performance under contracts and other commitments and arrangements entered into in the ordinary course of business) which GAAP would require the Company to reflect in the Financial Statements. Except as otherwise disclosed in the Memorandum, there have not been


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

any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not had a Material Adverse Effect.

      4.4 PROPERTIES. Except as set forth in the Memorandum, (i) the Company has good title to all properties and assets described in the Memorandum as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as would not have a Material Adverse Effect, (ii) the agreements to which the Company is a party described in the Memorandum are valid agreements, enforceable by the Company, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (iii) the Company has valid and enforceable leases for all properties described in the Memorandum as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Memorandum, the Company owns or leases all such properties as are necessary to its operations as now conducted.

      4.5 CAPITALIZATION. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Shares and Warrant Shares have been duly authorized for issuance and sale to the Subscribers pursuant to this Agreement, and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. Except as disclosed in the Memorandum, no preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders exists with respect to any of the Shares or Warrant Shares or the issuance and sale thereof other than those that have been satisfied or expressly waived prior to the date hereof and those that will automatically expire upon and will not apply to the consummation of the transactions contemplated on or before the Closing. No further approval or authorization of any shareholder or the Board of Directors of the Company is required for the issuance and sale or transfer of the Shares or Warrant Shares. Except as disclosed in the Memorandum and the Financial Statements, and the related notes thereto included in the Memorandum, and subject to the applicable anti-dilution provisions of securities described in the Memorandum, the Company have no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.

      4.6 LITIGATION. There is not pending or, to the Company's knowledge, threatened, any action, suit, claim or proceeding against the Company or any of its respective officers, properties, assets or rights before any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its respective officers, properties, or otherwise which (i) is reasonably likely, individually

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

or in the aggregate, to have a Material Adverse Effect or is reasonably likely to materially and adversely affect the Company's properties, assets or rights or
(ii) is reasonably likely to prevent consummation of the transactions contemplated hereby and is not so disclosed in the Memorandum. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency, government or governmental agency or body domestic or foreign, that could reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries has conducted and is conducting its business in compliance with all applicable federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not reasonably be likely, singly or in the aggregate, to have a Material Adverse Effect.

      4.7 LISTED  SHARES.  The Shares  are, or will be,  registered  pursuant to
Section 12(b) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and approved for quotation on the American Stock Exchange ("AMEX"). Except as disclosed in the Memorandum, the Company has taken no action designed to, or likely to have the effect of, terminating the registration of its common stock under the Exchange Act or delisting its common stock from the AMEX.

      4.8 INTELLECTUAL PROPERTY. The Company owns or possesses rights to use all patents, patent rights, inventions, trademarks, service marks, trade names and copyrights and possesses all of the trade secrets and know-how which are material and necessary to conduct its business as now conducted and as described in the Memorandum. Except as disclosed in the Memorandum, the Company has not received any written notice of, nor has it any actual knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights that are reasonably likely to have a Material Adverse Effect that would prevent the Company from carrying out its business substantially as described in the Memorandum.

      4.9 NO CHANGE. Subsequent to the respective dates as of which information is given in the Memorandum, there has not been (i) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company (not including reductions in the cash position of the Company in the ordinary course consistent with past practices since the date of the Memorandum), (ii) any transaction that is material to the Company,
(iii) any obligation, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company, except the incurrence of trade debt and obligations incurred in the ordinary course consistent with past practices, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (vi) any default in the payment of principal of or interest on any outstanding debt obligations, or (vii) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a Material Adverse Effect.

      4.10 NO DEFAULTS. The Company is not (a) in violation of its certificate of incorporation or bylaws or (b) in default (upon notice or lapse of time or both) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness, or in any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which its properties may be bound, or (c) in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties except in the case of (b) or (c) for any default or violation not reasonably likely to have a Material Adverse Effect.

      4.11 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement (the "CONSENTS"), except for (a) such Consents which are not material, (b) compliance with the securities and Blue Sky laws in the states and other jurisdictions in which Units are offered and/or sold, which compliance will be effected in accordance with such laws and (c) such Consents required by the AMEX and the SEC. To the knowledge of the Company, the Company and its subsidiaries are conducting business in compliance in all material respects with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including but not limited to, all applicable federal, state and local environmental laws and regulations, except for any failure to comply which is not reasonably likely to have a Material Adverse Effect.

4.12  LABOR; EMPLOYEES.

            (A) No labor disturbance by the employees of the Company or its subsidiaries exists or, to the Company's knowledge, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, subcontractors, authorized dealers or international distributors that is reasonably likely to result in a Material Adverse Effect. No collective bargaining agreement exists with any employees of the Company or its subsidiaries and, to the Company's knowledge, no such agreement is imminent.

            (B) If any employee of the Company or its subsidiaries has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company or its subsidiaries of which the Company is aware, to the Company's knowledge, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company and its subsidiaries as described in the Memorandum or such person's performance of his or her obligations to the Company and its subsidiaries.

      4.13 TAXES. The Company and its subsidiaries have timely filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the Company's knowledge, that might be asserted against the Company or its subsidiaries that is reasonably likely to have a Material Adverse Effect. All tax liabilities are adequately provided for on the books of the Company in accordance with generally accepted accounting principles.

      4.14 INSURANCE. The Company maintain insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed prudent for its business


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

and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company or its subsidiaries against theft, damage, destruction, acts of vandalism, products liability, errors and omissions, and all other risks customarily insured against, all of which insurance is in full force and effect.

      4.15 OFFERING. Subject in part to the truth and accuracy of the representations and warranties of each Subscriber set forth in Section 5 of this Subscription Agreement, the offer, sale and issuance of the Units as contemplated by the Subscription Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf shall take any action hereafter that would cause the loss of such exemption.

      4.16 ENVIRONMENTAL MATTERS. (i) The Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("ENVIRONMENTAL LAWS") which are applicable to its business, except where the failure to comply would not reasonably be likely to have a Material Adverse Effect, (ii) the Company has not received any written notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim would be required to be disclosed in its filings with SEC under the Exchange Act, (iii) to the Company's knowledge, the Company will not be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is, or has been, owned, leased or occupied by the Company has, to the Company's knowledge, been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended, or otherwise designated as a contaminated site under applicable state or local law.

      4.17 RESERVATION OF WARRANT SHARES. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the number of shares of common stock necessary to provide for the issuance of the Warrant Shares.

5.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBERS

      5.1  INVESTMENT  REPRESENTATIONS.   Each  Subscriber,  severally  and  not
jointly, represents and warrants to and covenants with the Company that:

            (A) The Subscriber is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information Subscriber deems relevant (including the Memorandum and the documents filed by the Company with the SEC) in making an informed decision to purchase the Units. The Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Units and the business, properties, prospects and financial condition of the Company and its subsidiaries.

            (B) The Subscriber is purchasing the Units in the ordinary course of its business for its own account for investment only and with no present intention of distributing the


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

Units or any arrangement or understanding with any other persons regarding the distribution of the Units.

            (C) The Subscriber shall not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable Blue Sky laws, and the rules and regulations promulgated thereunder. The Subscriber also understands that there is no assurance that any exemption from registration under the Securities Act and applicable Blue Sky laws will be available and that, even if available, such exemption may not allow the Subscriber to transfer all or any portion of the securities under the circumstances, in the amounts or at the times the Subscriber might propose.

            (D) The Subscriber has completed or caused to be completed the information requested on the Subscriber's counterpart execution page and the Subscriber Questionnaire attached as APPENDIX II, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement (provided that Subscriber shall be entitled to update such information by providing notice thereof to the Company prior to the effective date of such Registration Statement).

            (E) The Subscriber has, in connection with its decision to purchase the Units, relied with respect to the Company and its affairs solely upon the Memorandum and the representations and warranties of the Company contained herein.

            (F) The Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

            (G) The Subscriber has full right, power, authority and capacity to enter into this Agreement and to perform the transactions contemplated hereby and thereby. This Agreement has been duly authorized, executed and delivered by the Subscriber. Assuming due authorization, execution and delivery by each of the other parties hereto and thereto, this Agreement is a valid and binding obligation of the Subscriber, enforceable in accordance with their terms.

      5.2 ABILITY TO BEAR RISK. The Subscriber is able to bear the economic risk of holding the Units for an indefinite period, including the loss of Subscriber's entire investment. The Units were not offered or sold to the Subscriber by any form of general solicitation or advertising. If other than an individual, the Subscriber also represents it has not been organized for the purpose of acquiring the Units.

      5.3 INDEPENDENT ADVICE. Subscriber understands that nothing in the Memorandum, this Agreement or any other materials presented to Subscriber in connection with the purchase and sale of the Units constitutes legal, tax or investment advice and that no independent legal counsel retained by the Company has reviewed these documents and materials on Subscriber's behalf. Subscriber has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units.

      5.4 NO TRANSFERABILITY. Subscriber understands that: (a) the Units and the underlying shares of common stock shall not be transferable in the absence of registration under


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

the Securities Act and applicable Blue Sky laws or an exemption therefrom or in the absence of compliance with any term of this Agreement; (b) the Company shall provide stop transfer instructions to its transfer agent with respect to the Shares and the Warrant Shares in order to enforce the restrictions contained in this Section 5.4; and (c) each certificate representing Shares and Warrant Shares shall be in the name of Subscriber and shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

      "THE  SECURITIES   REPRESENTED  BY  THIS   CERTIFICATE  HAVE  NOT  BEEN
      REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY JURISDICTION, AND MAY ONLY BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF BY AN SUBSCRIBER IF SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, UNLESS EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS ARE AVAILABLE."

The legend contained in this Section 5.4 may be removed from a stock certificate representing the Shares immediately upon receipt by the Company's transfer agent of a certificate substantially in the form of APPENDIX III attached hereto and such other documentation as the transfer agent may routinely require, including, but not limited to, an opinion of counsel. Notwithstanding the foregoing, such Shares and Warrant Shares must be held in certificated form until such shares have been sold in accordance with the provisions of APPENDIX III attached hereto.

      5.5 RESIDENCE. If the Subscriber is an individual, then the Subscriber resides in the state identified in the address of the Subscriber set forth on the signature page; if the Subscriber is a partnership, corporation, limited liability company or other entity, then the office or offices of Subscriber in which its investment decision was made is located at the address or addresses of the Subscriber set forth on the signature page.

6.    CONDITIONS TO COMPANY'S OBLIGATIONS AT THE CLOSING

      The Company's obligations to complete the sale and issuance of the Units and to deliver Units to each Subscriber, individually, as set forth in the Schedule of Subscribers shall be subject to the following conditions (to the extent not waived by the Company):

      6.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE. The representations and warranties made by such Subscriber in Section 5 hereof shall be true and correct when made, and shall be true and correct on the Closing. The Subscriber shall have performed and complied in all material respects with all of its obligations under this Agreement which are to be performed or complied with on or prior to the Closing.

      6.2 DELIVERY OF PURCHASE PRICE. The purchase price for the Units being purchased shall have been delivered by all of the Subscribers.

      6.3 CONSENTS. The Subscriber shall have obtained any and all consents, permits and waivers necessary or appropriate for the consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the Closing).

7.    CONDITIONS TO SUBSCRIBERS' OBLIGATIONS AT THE CLOSING

      Each Subscriber's obligation to accept delivery of the Units and to pay for the Units shall be subject to the following conditions (to the extent not waived by such Subscriber):

      7.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE. The representations and warranties made by the Company in Section 4 shall be true and correct when made and as of the Closing. The Company shall have performed and complied in all material respects with all of its obligations under this Agreement which are to be performed or complied with on or prior to the Closing.

      7.2 CONSENTS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for the consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the Closing).

8.    REGISTRATION RIGHTS

      8.1 REGISTRATION RIGHTS. The Company agrees to file a Registration Statement with the SEC for the resale of the Shares underlying the Units as soon as reasonably practicable following the Closing, but in no event more than ninety (90) calendar days after the Closing. Subject to the provisions of this Agreement, the Company shall use reasonable efforts to effect such Registration Statement with the SEC as promptly as shall be practicable. For the purposes of this Agreement: (A) "REGISTRABLE SHARES" means the Shares and the Warrant Shares issued and acquired pursuant to this Agreement (and including any shares issued in connection with any split or dividend in respect of any such shares); provided, however, that any such Share will cease to be a Registrable Share when
(1) a Registration Statement covering a Registrable Share has been declared effective by the SEC and such Share has been disposed of by the Subscribers pursuant to such effective Registration Statement, (2) the Registrable Share is transferred to another person, (3) such share (after initial issuance) is held by the Company or otherwise ceases to be outstanding, or (4) such share may be traded without restriction pursuant to paragraph (k) of Rule 144, if applicable; and (B) "REGISTRATION STATEMENT" means any registration statement or comparable document under the Securities Act through which a public sale or disposition of the Registrable Shares may be registered, including the prospectus, amendments and supplements to such registration statement, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      8.2 SUSPENSION OF EFFECTIVENESS.  The Company's  obligations under Section
8.1 above shall not restrict its ability to suspend the effectiveness of, or direct the Subscribers not to offer or sell securities under, any Registration Statement, at any time, for such reasonable period of time which the Company believes is necessary to prevent the premature disclosure of any events or information having a material effect on the Company. In addition, the Company shall not be required to keep any Registration Statement effective, or may, without suspending such effectiveness, instruct the Subscribers not to sell such securities, during any period during which the Company is instructed, directed, ordered or otherwise requested by any governmental agency or self-regulatory organization to stop or suspend such trading or sales.

      8.3 HOLDBACK AGREEMENT. In the event of any filing of a prospectus supplement or the commencement of an underwritten public distribution of the
Company's common stock under a Registration Statement, whether or not Registrable Shares are included, the Subscribers agree not to effect any public sale or distribution of the Shares or Warrant Shares (except as part of such underwritten public distribution), including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during a period designated by the Company in a written notice duly given to the Subscribers, which period shall commence up to 14 days prior to the effective date of any such filing of such prospectus supplement or the commencement of such underwritten public distribution of such common stock under a Registration Statement and shall continue for up to 134 consecutive days.

      8.4 REGISTRATION PROCEDURES. Except as otherwise expressly provided herein, in connection with any registration of Registrable Shares pursuant to this Agreement, the Company shall:

            (A) furnish to the Subscribers such number of copies as may be reasonably requested in writing by the Subscribers of such Registration Statement, each amendment and supplement thereto (including copies of any document to be incorporated by reference therein), including all exhibits thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), and, promptly after the effectiveness of a Registration Statement, the definitive final prospectus filed with the SEC;

            (B) notify the Subscribers,  at any time when a prospectus  relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such Registration Statement (including any document to be incorporated by reference therein) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of the Subscribers, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Subscribers any such supplement or amendment;

            (C) notify the Subscribers and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,
(i) when the Registration Statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose and the Company shall promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Shares for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

      The Company may require the Subscribers to furnish to the Company such information regarding themselves and the distribution of such Registrable Shares as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. The Subscribers agree, by their acquisition of Registrable Shares and their acceptance of the benefits provided to it hereunder, to furnish promptly to the Company all information required to be disclosed in order to make any previously furnished information not materially misleading. All Subscribers proposing to distribute their Registrable Shares through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company for such underwriting and shall provide to such underwriter or underwriters any opinions and certificates, and any indemnification with respect to such Subscriber as reasonably required by such underwriter or underwriters.

      The Subscriber agrees, in connection with any disposition of Registrable Shares, to comply with all applicable prospectus delivery requirements of the SEC. The Subscribers agree that upon receipt of any notice from the Company of the happening of any event of the kind described herein requiring the cessation of the distribution of a prospectus or the distribution of a supplemented or amended prospectus, the Subscribers will forthwith discontinue disposition of
Registrable  Shares  pursuant  to  the  Registration   Statement  covering  such
Registrable Shares until the Subscribers' receipt of the copies of the supplemented or amended prospectus contemplated by this Agreement, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, the Subscribers will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Subscribers' possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

      8.5 REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with the registration of shares pursuant to this Subscription Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel of the Company and counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Shares), fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc., and with listing on any national securities exchange or exchanges in which listing may be sought, printing expenses, messenger and delivery expenses, fees and expenses of counsel for the Company and its independent certified public accountants, securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Company; provided that in no event shall Registration Expenses payable by the Company include any (i) underwriting discounts, commissions, or fees attributable to the sale of Registrable Shares, (ii) fees and expenses of any counsel, accountants, or other persons retained or employed by the Subscribers or underwriters, or (iii) transfer taxes, if any.

9.    ARBITRATION

      9.1 SCOPE. Resolution of any and all disputes arising from or in connection with the Agreements, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise ("DISPUTES"), shall be exclusively governed by and settled in accordance with the provisions of this
Section 9; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.

      9.2 BINDING ARBITRATION. The parties hereby agree to submit all Disputes to arbitration for final and binding resolution. Either party may initiate such arbitration by delivery of a demand therefor (the "ARBITRATION DEMAND") to the other party. The arbitration shall be conducted in Los Angeles, California by a sole arbitrator selected by agreement of the parties not later than 10 days after delivery of the Arbitration Demand, or, failing such agreement, appointed pursuant to the Commercial Arbitration Rules of the American Arbitration Association, as amended from time to time (the "AAA RULES"). If the arbitrator becomes unable to serve, his successor(s) shall be similarly selected or appointed.

      9.3 PROCEDURE. The arbitration shall be conducted pursuant to the Federal Arbitration Act and such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the AAA Rules. Notwithstanding the foregoing, (a) each party shall have the right to conduct limited discovery of information relevant to the Dispute; (b) each party shall provide to the other, reasonably in advance of any hearing, copies of all documents that a party intends to present in such hearing; (c) all hearings shall be conducted on an expedited schedule; and (d) all proceedings shall be confidential, except that either party may at its expense make a stenographic record thereof.

      9.4 TIMING. The arbitrator shall use best efforts to complete all hearings not later than 90 days after his or her selection or appointment, and shall use best efforts to make a final award not later than 30 days thereafter. The arbitrator shall apportion all costs and expenses of the arbitration, including the arbitrator's fees and expenses, and fees and expenses of experts ("ARBITRATION COSTS") between the prevailing and non-prevailing party as the arbitrator shall deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the arbitrator deems manifestly unreasonable, the arbitrator may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorney's fees and expenses in connection with any and all proceedings under this Section 9. Notwithstanding the foregoing, in no event may the arbitrator award multiple or punitive damages.

10.   MISCELLANEOUS.

      10.1 WAIVERS AND AMENDMENTS. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and holders of at least a majority of the Units, or, in the case of non-material or ministerial amendments, upon the written consent of the Company.

      10.2 HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

      10.3 BROKER'S FEE. The Company and each Subscriber (severally and not jointly) hereby represent that there are no brokers or finders entitled to compensation in connection with the sale of the Units, and shall indemnify each other for any such fees for which they are responsible.

      10.4 SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      10.5 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) upon receipt when sent by first-class registered or certified mail, return receipt requested, postage prepaid, or (d) upon receipt after deposit with a nationally recognized overnight express courier, postage prepaid, specifying next day delivery with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth below or at such other address as such party may designate by ten (10) days advance written notice to the Company. All communications shall be addressed as follows:

            (A) if to the Company, to:

                  NTN COMMUNICATIONS, INC.
                  5966 La Place Court
                  Carlsbad, California  92008
                  Telephone:  (760) 438-7400
                  Facsimile:  (760) 930-1187
                  Attention:  Chief Executive Officer

            with a copy so mailed to:

                  O'MELVENY & MYERS LLP
                  400 South Hope Street
                  Los Angeles, California  90071
                  Telephone:  (213) 430-6000
                  Facsimile:  (213) 430-6407
                  Attention:  C. James Levin

            (B) if to the Subscribers, at the address as set forth on the signature page of this Agreement.

      10.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into and performed entirely in California by California residents, without regard to conflicts of law principles.

      10.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

      10.8 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and each Subscriber herein and in the certificates for the securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Subscribers of the Units and the payment therefor.

      10.9 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Neither the terms "successors" nor "assigns" as used herein shall include any entity or person who purchases Units, Warrants, Shares or Warrant Shares from any Subscriber after the Closing and is not an affiliate of an Subscriber.

      10.10 ENTIRE AGREEMENT. This Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

      10.11  PAYMENT  OF  FEES  AND  EXPENSES.  Each  of  the  Company  and  the
Subscribers shall bear its own expenses and legal fees incurred on its behalf with respect to this Subscription Agreement and the transactions contemplated hereby; provided, however, that the Company shall bear the costs in connection with the Registration Statement as described in Section 8.5. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

      10.12 CONFIDENTIALITY. Each Subscriber acknowledges and agrees that any information or data it has acquired from the Company and its subsidiaries, not otherwise properly in the public domain, was received in confidence. Except to the extent authorized by the Company and required by any federal or state law, rule or regulation or any decision or order of any court or regulatory authority, the Subscriber agrees that it will refrain from disclosing any such information to any person other than to any agent, attorneys, accountants, employees, officers and directors of the Subscriber who need to know such information in connection with the Subscriber's purchase of the Units, and who agree to be bound by the confidentiality provisions of this Agreement. In the event that the Subscriber or its agents are required by federal or state or other law, rule or regulation or any decision or order of any court or regulatory authority to release such information, it shall give the Company sufficient prior notice so that the Company may seek a stay or other release or waiver from disclosing such information. Each Subscriber agrees not to use to the detriment of the Company or its subsidiaries or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company or its subsidiaries.

      10.13 KNOWLEDGE. The phrases "knowledge," "to the Company's knowledge," "to our knowledge," "of which the Company is aware" and similar language as used herein shall mean the actual knowledge and current awareness, or knowledge which a reasonable person would have acquired following a reasonable investigation, of Stanley B. Kinsey, James B. Frakes, Mark DeGorter and Tyrone V. Lam; PROVIDED, HOWEVER, that the term "actual knowledge of the Company" shall mean the actual knowledge and current awareness of Stanley B. Kinsey, James B. Frakes, Mark DeGorter and Tyrone V. Lam.

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance on a counterpart execution page to this Agreement and return such counterpart to the Company.

                                      NTN COMMUNICATIONS, INC.,
                                      a Delaware corporation

                                      By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                             SUBSCRIPTION AGREEMENT
                           COUNTERPART EXECUTION PAGE

By signing below, the undersigned agrees to the terms of the Subscription Agreement and to purchase the number of Units set forth below.

                                      Number of Units being purchased:

                                      -------------------------------------


                                      SUBSCRIBER:

                                      -------------------------------------


                                      By:----------------------------------

                                      Name:
                                      Title:

                                      Address:


                                      Facsimile:


PLEASE COMPLETE THE FOLLOWING:

1.    The exact name that your Units    -----------------------------------
      are to be registered in (this
      is the name that will appear on
      your stock  certificate(s) and
      warrant(s)).  You may use a
      nominee name if appropriate:

2.    The  relationship  between the    -----------------------------------
      purchaser of the Units and the
      Registered Holder listed in
      response to item 1 above:

3.    The mailing address and facsimile -----------------------------------
      number of the Registered Holder
      listed in response to item 1
      above (if different from above):  -----------------------------------

                                        Facsimile:
4.    (FOR U.S. SUBSCRIBERS:) The       -----------------------------------
      Social Security Number or Tax
      Identification Number of the
      Registered Holder listed in the
      response to item 1 above:

                            SUBSCRIPTION AGREEMENT
                                 SIGNATURE PAGE

                                                                     APPENDIX I

                                 FORM OF WARRANT

                                                                    APPENDIX II

                            SUBSCRIBER QUESTIONNAIRE

                                                                   APPENDIX III

                            NTN COMMUNICATIONS, INC.

                 INVESTOR'S CERTIFICATE OF RESALE OF THE SHARES

      The  undersigned,  an  officer  of, or other  person  duly  authorized  by

________________________________________ hereby certifies that the undersigned
[FILL IN OFFICIAL NAME OF INSTITUTION

was the holder of the Shares evidenced by the attached stock certificate(s)

since such Shares were originally issued by the issuer of such Shares, and, as the holder of such Shares, the undersigned sold__________________ of such
                                                    [NUMBER]

Shares on _________ in accordance with Registration Statement no. _____________,
           [DATE]
and the requirement of delivering a current prospectus has been complied with in connection with the sale of such Shares.


------------------------------------------------------------
Name of Holder

By:
   ---------------------------------------------------------

Title:
      ------------------------------------------------------